EXHIBIT 10.1 a

                 Chattels Mortgage
                 to secure liability of Tiger Telematics Inc

                 (1)      Tiger Telematics inc

                 (2)      Laffitte Partners LLC




                 Dated                            2006


                 Osborne Clarke

                 Bristol Office

                 50 Queen Charlotte Street, Bristol BS1 4HE
                 Telephone 0117 923 0220 Facsimile 0117 927 9209

                 Thames Valley Office

                 Apex Plaza, Forbury Road, Reading RG1 1AX
                 Telephone 0118 925 2000 Facsimile 0118 925 0038

                 London Office

                 1 London Wall, London EC2Y 5EB
                 Telephone 0171 600 0155 Facsimile 0171 248 9934

                 Web site: www.osborne-clarke.co.uk

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                                    Contents

1. Definitions and interpretation..............................................1
2. Payment covenant............................................................2
3. Charging clause.............................................................2
4. Covenants of the Chargor....................................................3
5. Covenants to insure.........................................................4
6. Restrictions on the Chargor.................................................4
7. Breach of covenants.........................................................5
8. Receiver....................................................................5
9. Sale........................................................................6
10. Further assurance and power of attorney....................................7
11. Application of receipts....................................................7
12. Receiver's liability.......................................................8
13. Protection of purchaser....................................................8
14. Costs and expenses.........................................................8
15. Indemnity..................................................................9
16. Consolidation..............................................................9
17. Notices....................................................................9
18. Miscellaneous..............................................................9
19. Governing law.............................................................10
20. Schedule: The Stock.......................................................13



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This chattel mortgage is made the      day of                          2006


Between:

(1)      Tiger Telematics Inc whose registered office is at [                ]
         ("the Chargor")

(2) Laffitte Partners LLC whose registered office is at 9 East Loockerman Street, Dover, Delaware, USA, 19901 ("Laffitte")

Background:

(A) Under a loan agreement dated 31 January 2006 made between the Chargor and Laffitte, Laffitte will agree to make available to the Chargor an uncommitted loan facility of up to $5,000,000, subject to (amongst other things) a chattel mortgage being effected in Laffitte's favour over the Stock (as defined below).

(B) The Chargor enters into this Mortgage to charge the Stock (and the Documents) by way of fixed chattel mortgage (and failing that by way of floating charge) to Laffitte as security for the Secured Liabilities.


Now this Deed witnesses as follows:

1.       Definitions and interpretation

1.1 In this Mortgage (including the Background) unless the context otherwise requires:


         "Documents"              means all invoices,  delivery  notes and other
                                  title documents relating to the Stock;

         ""

         "Loan Agreement" means the loan agreement dated 31 January 2006 and made between Laffitte and the Chargor, including any amendment, variation or supplement thereto;

         "this Mortgage"          means this chattels mortgage, including any
                                  amendment, variation or supplement thereto;

         "Mortgaged               Property" means the Stock and all other
                                  rights, assets and property from time to time charged or assigned to Laffitte pursuant to Clause 3 hereof;

         "Stock" Means all the stock, parts and accessories of the Chargor and all its subsidiaries wherever located (including, for the avoidance of doubt, any located at the Flextronics factory in China and Scotland

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         "Receiver"               Means any person appointed by Laffitte
                                  pursuant to clause 8.1;


         "Secured Liabilities"    means all monies and liabilities whatsoever
                                  due, owing or incurred from the Chargor to Laffitte from time to time, (whether present or future, actual or contingent) together with interest and other costs charges and legal expenses (on a full indemnity basis) charged or incurred by Laffitte and including those arising from Laffitte perfecting or enforcing or attempting to enforce this Mortgage, the Loan Agreement or any other security or finance documentation (and its rights thereunder) held by Laffitte from time to time.

1.2 Reference herein to any statute or any section of any statute shall be deemed to include reference to any statutory modification or re-enactment thereof for the time being in force.

2.       Payment covenant

         The Chargor hereby covenants with Laffitte that it will pay or discharge to Laffitte all the Secured Liabilities on the dates provided in and in accordance with the terms of the Loan Agreement and this Mortgage including all interest and costs thereon.

3.       Charging clause

3.1 The Chargor with full title guarantee (to the intent that this Mortgage shall be a continuing security) hereby charges to Laffitte by way of first mortgage to secure the payment or discharge to Laffitte of all the Secured Liabilities all the following assets and rights:-

         (a)      the Stock;

         (b) the benefit of all contracts conditions warranties and agreements pertaining to or entered into at any time relating to the title quality fitness description condition operation use maintenance or repair of any of the Stock;

         (c)      the Documents;

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         (d)      the benefit of all insurances (including claims to the extent provided for in this Mortgage and return of premiums) from time to time in force in relation to the Mortgaged Property); and

         (e) any monies payable to the Chargor for or in connection with a sale or proposed sale of any of the Stock (including any deposits paid in connection therewith).

3.2 The Chargor with full title guarantee (to the intent that this Mortgage shall be a continuing security) further charges to Laffitte by way of floating charge to secure the payment or discharge to Laffitte of all the Secured Liabilities all the property and assets of the Chargor that is purported to be charged pursuant to clause 3.1 above, to the extent that such charge does not take effect as a mortgage or fixed charge.

4.       Covenants of the Chargor

4.1 The Chargor covenants that it will immediately upon request by Laffitte fix to the Stock (and at the cost of the Chargor) labels, signs or memoranda each in such form as is acceptable to Laffitte referring to the security constituted by this Mortgage and to the interests of Laffitte in the Stock or the Documents (as the case may be).

4.2 The Chargor further covenants with Laffitte that it will at all times during the continuance of this security:

         (a) keep or procure to be kept the Stock in all material respects in good condition;

         (b) permit or use its best endeavours to procure to be permitted, Laffitte and/or their authorised representative during normal business hours on reasonable notice to Laffitte to enter upon any land or premises where any of the Stock are believed to be for the purpose of viewing the condition thereof and inspecting the Stock;

         (c) give Laffitte all such additional information regarding the Stock and their situation and condition as Laffitte may from time to time reasonably request;

         (d) pay and discharge as they fall due all debts damages and liabilities whatsoever which have given or may give rise to liens on or claims enforceable against the Stock or any of them and in the event of the detention of the Stock or any of them in exercise or purported exercise of any such lien or claim as aforesaid shall procure the release of the same from such detention forthwith upon receiving notice thereof.

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5.       Covenants to insure

5.1 The Chargor shall insure and keep insured all of the Mortgaged Property to the full value thereof (and third party liabilities) in such office and generally in such manner as Laffitte shall approve. The Chargor shall cause notice of the interests of Laffitte under this Mortgage to be noted on the policies of insurance.

5.2 The Chargor shall duly pay the premiums and other sums of money payable in respect of any policies of insurance.

5.3 Upon demand by Laffitte, the policies of insurance shall be delivered to and retained by Laffitte and immediately after every payment of premium (or other payable sums) the receipt for the same shall be produced to Laffitte if so required.

5.4 All moneys which may at any time hereafter be received or receivable by the Chargor under any insurance in respect of the Mortgaged Property whether or not effected pursuant to the foregoing provision shall be applied at Laffitte's option either in replacing restoring or reinstating the property destroyed or damaged or towards the discharge of the Secured Liabilities and any such money received by the Chargor shall be held by the Chargor on trust for Laffitte accordingly.

6.       Restrictions on the Chargor


         The Chargor hereby further covenants with Laffitte that it will not without the prior written consent of Laffitte:

         (a) permit any of the Stock to be removed from its current location unless it remains, despite such removal, at all times under the control of the Chargor;

         (b) directly or indirectly create, incur, assume or suffer to exist any mortgage, pledge, lien, attachment, charge, encumbrance or third party right on any of the Mortgaged Property in priority or pari passu to the charges created by this Mortgage or which may affect any of the Mortgaged Property in priority or pari passu to the charges created by this Mortgage;

         (c) sell, transfer or otherwise dispose of any of the Mortgaged Property or agree or purport to do any such thing other than:

                  (i) selling, transferring or otherwise disposing of Stock with the prior consent of Laffitte; or

                  (ii) selling, transferring or otherwise disposing of Stock after having notified Laffitte (in writing) of the Chargor's intention to do so and not receiving notification from Laffitte that such disposition is prohibited within 7 days of the date of Laffitte's receipt of such notice.

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         (d)      make, do, consent or agree to any act or omission to act which would or might cause any of the Stock to be forfeited under any law or which might prejudice the safety of any of the Stock; and

         (e) use or permit to be used any of the Stock in any manner whatsoever which is contrary to the terms of any insurance taken out in connection with it.

7.       Breach of covenants

         If the Chargor defaults in repairing or keeping in repair or insuring the charged property or any part thereof or in observing or performing any of the covenants or stipulations affecting the same whether imposed under this Mortgage or otherwise, the Chargor shall permit Laffitte to effect such repairs or comply with or object to any notice served on the Chargor in respect of the Mortgaged Property or effect such insurance or generally do all such acts and pay all such costs charges and expenses as Laffitte may consider necessary to prevent or remedy any breach of covenant or stipulation or to comply with or object to any such notice.

8.       Receiver

8.1      Appointment

                  At any time after the Secured Liabilities shall have become payable or at the request of the Chargor, Laffitte may without further notice appoint in writing under its hand any person or persons to be a Receiver of all or any part of the Mortgaged Property under the Law of Property Act 1925 to exercise the power of sale conferred by that Act and every Receiver so appointed shall have and be entitled to exercise all powers conferred by that Act as if such Receiver had been duly appointed under that Act and in particular by way of addition to but without limiting any general powers referred to in this Mortgage every such Receiver so appointed shall have the powers referred to listed below.

8.2      Removal

                  Laffitte may from time to time by writing under its hand remove any Receiver appointed by it and may whenever it may deem it expedient appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated and may from time to time fix the remuneration of any Receiver appointed by it.

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8.3      Powers


                  At any time after the Secured Liabilities shall have become payable any Receiver appointed hereunder may without further notice exercise all or any of the following powers:

         (a) take immediate possession of get in and collect the Mortgaged Property or any part thereof and for that purpose enter upon any premises at which the Mortgaged Property or any part thereof is located and sever dismantle or remove the same therefrom without being liable for any loss or damage thereby occasioned other than through negligence;

         (b) make and effect all repairs and insurances and do all other acts which the Chargor might do in the ordinary conduct of its business as well for the protection as for the improvement of the Mortgaged Property;

         (c) sell convert into money and realise all or any part of the Mortgaged Property or any part thereof by public auction or private contract and generally in such manner and on such terms and conditions as he shall think proper;

         (d) give valid receipts for all moneys and execute all assurances and things which may be proper or desirable for realising the Mortgaged Property;

         (e) use the name of the Chargor for all or any of the purposes aforesaid and in any legal proceedings with full power to convey any property sold in the name of the Chargor for all of which purposes the Chargor hereby irrevocably appoints every such Receiver to be its attorney; and

         (f) appoint managers officers agents accountants clerks servants workmen and others for the aforesaid purposes upon such terms as to remuneration or otherwise as he may think proper.

9.       Sale

9.1 Section 103 of the Law of Property Act 1925 shall not apply to this Mortgage nor to any sale by Laffitte or a Receiver thereunder and the statutory power of sale shall as between Laffitte or such Receiver and a purchaser from Laffitte or such Receiver be exercisable at any time after the execution of this security provided that Laffitte shall not exercise the said power of sale until payment of the Secured Liabilities shall have become due or a Receiver has been appointed hereunder but this proviso shall not affect a purchaser or put him upon enquiry whether such moneys have become due or such appointment has been made.

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9.2      The Chargor hereby grants to Laffitte and to the Receiver the right to enter upon the property or any land or premises now owned or occupied or within 80 years of the date of this Mortgage acquired by the Chargor upon which the Stock or Documents or any of them may from time to time be situate for the purposes of exercising Laffitte's power of sale hereunder.

10.      Further assurance and power of attorney

10.1 The Chargor shall from time to time execute and do all such assurances and things as Laffitte may reasonably require for perfecting the security hereby constituted and after the Secured Liabilities shall have become payable for facilitating the realisation of the Mortgaged Property or any part thereof and for exercising all powers authorities and discretions hereby or by law conferred on Laffitte or any Receiver appointed by it.

10.2 The Chargor hereby irrevocably and by way of security appoints Laffitte to be the attorney of the Chargor in the name and on behalf of the Chargor to execute and do any assurances and things which the Chargor ought to execute and do hereunder and generally to use the name of the Chargor in the exercise of all or any of the powers hereby conferred on Laffitte or any Receiver appointed by it and the Chargor hereby expressly authorises Laffitte to pursue any insurance claim relating to the Mortgaged Property in the name of the Chargor and to delegate all or any of the powers hereby conferred upon it to any Receiver appointed by it or to such other person or persons as it may in its absolute discretion think fit.

11.      Application of receipts

11.1 Any moneys received under the powers hereby conferred shall subject to the repayment of any claims having priority to this Mortgage be applied for the following purposes and in the following order of priority:

         (a) in satisfaction of all costs charges and expenses properly incurred and payments properly made by Laffitte or any Receiver appointed hereunder and of all remuneration due hereunder with interest on such costs charges expenses and payments as hereinafter provided in such order as Laffitte shall in its absolute discretion decide;

         (b) in satisfaction of the Secured Liabilities whether principal or interest in such order as Laffitte shall in its absolute discretion decide; and

         (c) the surplus (if any) shall be paid to the person or persons entitled thereto.

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11.2     All moneys received recovered or realised by Laffitte under this
         Mortgage may be credited at the discretion of Laffitte to any suspense or impersonal account and may be held in such account for so long as Laffitte shall think fit pending its application from time to time in or towards the discharge of any of the Secured Liabilities.

12.      Receiver's liability

         Neither Laffitte nor any Receiver appointed as aforesaid shall by reason of its or the Receiver's entering into possession of the Mortgaged Property or any part thereof be liable to account as mortgagee in possession or be liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable but every Receiver duly appointed by Laffitte under the powers in that behalf hereinbefore contained shall be deemed to be the agent of the Chargor for all purposes and shall as such agent for all purposes be deemed to be in the same position as a receiver duly appointed by a mortgagee under the Law of Property Act 1925 and Laffitte and every such Receiver shall be entitled to all the rights powers privileges and immunities by the said Act conferred on mortgagees and receivers when such receivers have been duly appointed under the said Act.

13.      Protection of purchaser

         No purchaser mortgagee or other person or Chargor dealing with Laffitte or any Receiver or its or his agents shall be concerned to enquire whether the Secured Liabilities have become payable or whether the power which such Receiver is purporting to exercise has become exercisable or whether any money remains due on this Mortgage or to see to the application of any money paid to Laffitte or to such Receiver.

14.      Costs and expenses

         All costs charges and expenses incurred and all payments made by Laffitte or any Receiver appointed hereunder in the lawful exercise of the powers hereby conferred whether or not occasioned by any act neglect or default of the Chargor shall carry interest from the date of the same being incurred or becoming payable at the Default Rate (as defined in the Loan Agreement) and the amount of all such costs charges expenses and payments and all interest thereon and all remuneration payable hereunder shall be payable by the Chargor on demand and shall be secured by this Mortgage. All such costs charges expenses and payments shall be paid and charged as between Laffitte and the Chargor on the basis of a full indemnity and not on the basis of a party and party or any other kind of taxation.

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15.      Indemnity

         Laffitte and every Receiver attorney manager agent or other person appointed by Laffitte hereunder are hereby entitled to be indemnified out of the Mortgaged Property in respect of all liabilities and expenses incurred by them or him:

15.1 arising in connection with the Mortgaged Property or any part thereof from any actual or alleged breach of law relating to the environment whether by the Chargor, Laffitte or a Receiver or by any other person unless caused by the negligence or wilful default of Laffitte or any such Receiver; and/or

15.2 in the execution or purported execution of any of the powers authorities or discretions vested in them or him pursuant to this Mortgage and against all actions proceedings costs claims and demands in respect of any matter or thing done or omitted in any way relating to the Mortgaged Property;

         and Laffitte and any such Receiver may retain and pay all sums in respect of the same out of any moneys received under the powers hereby conferred.

16.      Consolidation

         The restriction on the right of consolidating mortgage securities which is contained in Section 93 of the Law of Property Act 1925 shall not apply to this security.

17.      Notices

         Where a notice is to be given to the Chargor or Laffitte (as the case may be) it may be served by leaving it at the registered office or last known address of the Chargor or Laffitte (as the case may be) or by sending it first-class letter post to the registered office or last known address of the Chargor or Laffitte (as the case may be) when it shall be deemed to have been served at the expiration of forty-eight hours after it has been posted or by transmitting it by facsimile to the last known facsimile number of the Chargor or Laffitte (as the case may be) when it shall be deemed to have been served upon receipt of telephone or other confirmation of its receipt.

18.      Miscellaneous

18.1 Laffitte may without discharging or in any way affecting the security created by this Mortgage or any remedy of Laffitte grant time or other indulgence or abstain from exercising or enforcing any remedy security guarantee or other right which it may now or in the future have from or against the Chargor and may make any arrangement variation and/or release with any person or persons without prejudice either to this Mortgage or the liability of the Chargor for the Secured Liabilities.

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18.2     Laffitte shall have a full and unfettered right to assign the whole or any part of the benefit of this Mortgage and the expression `Laffitte' shall include its successors and assigns.

18.3 The provisions of this Mortgage shall be severable and if at any time any one or more such provisions is or becomes invalid illegal or unenforceable the validity legality and enforceability of the remaining provisions shall not in any way be impaired.

18.4 The rights and remedies of Laffitte provided by this Mortgage are cumulative and are not exclusive of any rights powers or remedies provided by law and may be exercised from time to time and as often as Laffitte may deem expedient.

18.5 Any reference in this Mortgage to any statute or any section of any statute shall be deemed to include reference to any statutory modification or re-enactment thereof for the time being in force.

18.6 Any provision in this Mortgage requiring the Chargor to produce to or deposit with Laffitte any Document shall be deemed properly complied with if the Chargor produces or deposits such Documents in such way as Laffitte may direct.

19.      Governing law

         This Mortgaged shall be governed by and construed in accordance with English law.


This Mortgage is executed and delivered as a deed by the Chargor on the date appearing at the head of page one.






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Executed as a Deed                          )
(but not delivered                          )
until the date appearing at the             )
head of page one) by                        )
Tiger Telematics Inc                )
acting by:                                  )


                                            Director


                                            Director/Secretary







Signed for an on behalf of                  )
Laffitte Partners LLC               )







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